UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 7, 2021
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ENVISTA HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-39054	83-2206728
(Commission File Number)	(IRS Employer Identification No.)

200 S. Kraemer Blvd., Building E		92821
Brea,	California
(Address of Principal Executive Offices)		(Zip Code)
(714) 817-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NVST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 7, 2021, Envista Holdings Corporation (the "Company") entered into a master sale and purchase agreement (the "Purchase Agreement") with planmeca Verwaltungs GmbH, Germany ("Planmeca"), and Planmeca Oy, a privately-held Finnish company, as guarantor pursuant to which the Company will sell to Planmeca its KaVo dental treatment unit and instrument business (the "KaVo Treatment Unit and Instrument Business") for total consideration of up to $455 million, which includes a potential earn-out payment of up to $30 million, subject to certain adjustments as provided in the Purchase Agreement. The Purchase Agreement provides that the Company will sell the KaVo Treatment Unit and Instrument Business through the sale of certain assets, the transfer of the equity of certain of its subsidiaries, and the assumption by Planmeca of certain liabilities and agreements, in each case used in or related to the KaVo Treatment Unit and Instrument Business (the "Divestiture"). The transaction is expected to close at the end of 2021.

The closing of the Divestiture is subject to the satisfaction of certain customary closing conditions.

The Purchase Agreement contains customary representations, warranties and covenants from both the Company and Planmeca. The Purchase Agreement also includes customary termination provisions for both the Company and Planmeca. Both the Company and Planmeca will have the right to terminate the Purchase Agreement if all or some of the closing actions required by the other party have not been taken nor waived on the scheduled closing date or within ten business days of the scheduled closing date. Planmeca will pay a reverse termination fee of $25 million if the Company terminates the Purchase Agreement (unless such termination was mutually agreed).

The Company and Planmeca have each agreed, subject to specified conditions and limitations, to indemnify the other party for losses arising from certain types of claims and certain tax matters, as applicable and as detailed in the Purchase Agreement. In connection with the closing of the Divestiture, the Company and Planmeca will enter into certain additional ancillary agreements, including transitional services agreements.

The parties will also enter into a brand license agreement which will set forth the parties' rights in certain brand names for a transition period after the closing date of the Divestiture.

The foregoing description of the Purchase Agreement and the Divestiture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement which will be filed by the Company with the Company's Quarterly Report on Form 10-Q for the quarter ending October 1, 2021.

The Purchase Agreement contains various representations and warranties made by the parties solely for the benefit of the other parties to the Purchase Agreement. Such representations and warranties (a) have been made only for purposes of the Purchase Agreement, (b) have been qualified by confidential disclosures made to the other parties in connection with the Purchase Agreement, (c) are subject to materiality qualifications contained in the Purchase Agreement that may differ from what may be viewed as material by investors, (d) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, and (e) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations or warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the KaVo Treatment Unit and Instrument Business, the Company, or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. The Purchase Agreement and the foregoing description of it and the Divestiture should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents that the Company files or has filed with the Securities and Exchange Commission (the “SEC”).

ITEM 7.01 REGULATION FD

On September 7, 2021, the Company issued a press release announcing the intended sale of its KaVo Treatment Unit and Instrument Business. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information included or incorporated by reference in this Item 7.01 is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 7, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K are “forward-looking” statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources, the Company’s ability to complete the Divestiture described herein and any projections of earnings, revenues or other financial or operational items related to the Divestiture following the closing of the Divestiture, and other non-historical statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Important factors that could cause actual events or results to be materially different from the Company's expectations with respect to the Divestiture include, but are not limited to: the effect of the announcement of the Divestiture on the Company’s business relationships, operating results, share price or business generally; the occurrence of any event or other circumstances that could give rise to the termination of the Purchase Agreement; the outcome of any legal proceedings that may be instituted against the Company related to the Divestiture; the failure to satisfy any of the conditions to completion of the Divestiture; and the failure to realize the expected benefits resulting from the Divestiture. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company's SEC filings, including the Annual Report on Form 10-K for fiscal year 2020 and Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and except to the extent required by applicable law, the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISTA HOLDINGS CORPORATION

Date: September 7, 2021	By:	/s/ Howard H. Yu
Howard H. Yu
Senior Vice President and Chief Financial Officer